EXHIBIT 99
                                                                      ----------


                                POWER OF ATTORNEY



         I, the undersigned Trustee or Officer of the Baupost Fund, hereby severally constitute and appoint Seth A. Klarman, Paul C. Gannon and Howard H. Stevenson, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity or capacities indicated below, the Registration Statement on Form N-1A of The Baupost Fund and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         This power of attorney may be signed in one or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute the same instrument.



Signatures                                   Title                              Date
----------                                   -----                              ----

/s/ Seth A. Klarman                          President (Principal               June 13, 1994
----------------------------                 Executive Officer)
    Seth A. Klarman                          and Trustee


/s/ William J. Poorvu                        Trustee and Treasurer              June 13, 1994
----------------------------                (Principal Financal and
    William J. Poorvu                        Accounting Officer)


/s/ Howard H. Stevenson                      Chairman and Trustee               June 13, 1994
----------------------------
    Howard H. Stevenson


/s/ Samuel Plimpton                          Trustee                            June 13, 1994
----------------------------
    Samuel Plimpton


/s/ David Auerbach                           Trustee                            June 13, 1994
----------------------------
    David Auerbach


/s/ Robert Ackerman                          Trustee                            June 13, 1994
----------------------------
    Robert Ackerman


/s/ Eileen C. Shapiro                        Trustee                            February 24, 2000
----------------------------
    Eileen C. Shapiro


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